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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report:
                        (Date of earliest event reported)

                                  March 3, 2004

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                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


      000-50421                                           06-1672840
(Commission File Number)                       (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.   Exhibits.

         Exhibit 99.1      Press Release, dated March 3, 2004

Item 12.  Results of Operations and Financial Condition.

         On March 3, 2004, the Company issued a press release announcing product sales for the quarter and year ended January 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         All of the information contained in Item 7 and Item 12 in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CONN'S, INC.


Date:  March 3, 2004           By:  /s/ C. William Frank
                                    --------------------------------------------
                                    C. William Frank
                                    Executive Vice President and Chief Financial
                                    Officer




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                                  EXHIBIT INDEX
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Exhibit No.                         Description
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99.1                                Press Release, dated March 3, 2004



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